Summary Prospectus	AZL® MVP Pyramis® Multi-Strategy Fund

April 25, 2016, as supplemented October 14, 2016

AZL® MVP Pyramis® Multi-Strategy Fund (formerly, AZL® MVP Franklin Templeton Founding Strategy Plus Fund)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”) and other information about the Fund online at www.allianzlife.com/azlfunds. You can also get this information at no cost by calling 1-800-624-0197 or by sending an email request to variableannuity@send.allianzlife.com. The Fund’s Prospectus and SAI, both dated April 25, 2016, as supplemented October 14, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks a high level of current income while maintaining prospects for capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.10%
Other Expenses	0.05%
Acquired Fund Fees and Expenses(1)(2)	0.68%

Total Annual Fund Operating Expenses	0.83%

(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table of the prospectus.
(2)	Acquired Fund Fees and Expenses have been restated to reflect estimated expenses for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® MVP Pyramis® Multi-Strategy Fund

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a fund of funds that invests primarily in the shares of another mutual fund managed by the Manager, AZL Pyramis® Multi-Strategy Fund (the “Underlying Fund”), combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund, underlying fund and market volatility.

The Fund’s MVP risk management process is intended to manage the risk of the Fund and its allocation to equities and to other, relatively more volatile asset classes, such as high-yield bonds. This process could cause the equity exposure of the Fund to fluctuate, but equity exposure generally will not be lower than 10%. Generally, the MVP risk management process would not reduce equity exposure during periods of moderate and low market volatility. During periods of extreme market volatility, the MVP process could result in equity exposure that is much lower than 10%.

The Manager will implement the Fund’s MVP risk management process using futures. Futures provide the Manager an effective method to reduce volatility of the Fund and limit the need to decrease or increase allocations to the Underlying Fund. The process is intended to limit market exposure during periods of high volatility, although the process may not always be successful. In some market conditions exhibiting high volatility, the process may result in the Fund underperforming the market during rising markets, and outperforming the market during declining markets. The Manager seeks to maintain an annualized volatility level for the Fund at or below 8% over a typical business cycle (i.e., over a period of a year or more). The actual or realized volatility for short-term or long-term periods of time will be dependent on the market environment and may be significantly higher in the event that the strategy is unsuccessful. The MVP process is employed when normal market conditions, as defined by the Manager, do not exist.

Under normal market conditions, the Manager generally will allocate approximately 80%-100% of the Fund’s assets to the Underlying Fund, and up to 20% of the Fund’s assets to the MVP Process. The Manager may allocate the Fund’s assets outside of the target ranges specified here when the Manager believes that doing so would better enable the Fund to pursue its investment objective or is necessary for temporary defensive purposes.

Under normal market conditions, the Underlying Fund seeks to achieve its objective by investing in a combination of two strategies. Approximately 60% of the Underlying Fund’s assets will be managed by the subadviser, FIAM LLC, and invested primarily in investment-grade debt securities, and approximately 40% of the Fund’s assets will be allocated to and managed by the sub-subadviser, Geode Capital Management, LLC, and invested primarily in large cap common stocks. The percentage allocations to each strategy will be monitored regularly by the adviser, but generally will not exceed plus or minus 3% of the 60%/40% allocation.

The Fixed-Income Strategy

Under normal market conditions, the strategy will invest at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The subadviser uses the Barclays U.S. Aggregate Bond Index as a guide in structuring the strategy and selecting its investments and manages the strategy to have similar overall interest rate risk to the index.

The subadviser considers other factors when selecting strategy investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the strategy’s exposure to various risks, including interest rate risk, the subadviser considers, among other things, the market’s overall risk characteristics, the market’s current pricing of those risks, information on the strategy’s competitive universe and internal views of potential future market conditions.

The strategy’s assets may be allocated among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on the subadviser’s view of the relative value of each sector or maturity.

The strategy’s assets may be invested in securities of foreign issuers in addition to securities of domestic issuers, including issuers located in emerging markets.

The strategy may engage in transactions that have a leveraging effect, including investments in derivatives, regardless of whether the strategy may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. The strategy may invest a significant portion of its assets in these types of investments. The strategy’s derivative investments may

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® MVP Pyramis® Multi-Strategy Fund

include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on the subadviser’s outlook and market conditions, the strategy may engage in these transactions to increase or decrease its exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

The strategy also may invest up to 20% of its assets in lower-quality debt securities.

To earn additional income for the strategy, the subadviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Equity Strategy

The sub-subadviser normally invests at least 80% of the strategy’s assets in common stocks included in the S&P 500® Index. The S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the fund’s investment. Companies whose capitalization falls below this level after purchase continue to be considered to have a large market capitalization. The size of the companies in an index changes with market conditions and the composition of the index.

The sub-subadviser will also invest in securities of issuers that are not part of the S&P 500® Index. The sub-subadviser considers the strategy’s security, industry, and market capitalization weightings relative to the index. In buying and selling securities for the strategy, the sub-subadviser seeks to outperform the S&P 500® Index by, in general, quantitatively evaluating factors such as historical valuation, growth, profitability, and other factors. The portfolio managers incorporate these analyses using a proprietary program to construct the optimal portfolio holdings and further manage benchmark relative risks. The portfolio managers will generally attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics.

The sub-subadviser may invest the strategy’s assets in securities of foreign issuers in addition to securities of domestic issuers.

The sub-subadviser may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the strategy’s exposure to changing security prices or other factors that affect security values.

Principal Risks of Investing in the Fund

The price per share of the Fund will fluctuate with changes in value of the investment held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

As a fund of funds, the Fund is subject to allocation risk, which is the risk associated with the Manager’s decision regarding how the Fund’s assets should be allocated among the various underlying investment options. The Manager’s decisions about the allocation of the Fund’s assets could cause the Fund to underperform other funds with similar investment objectives. There also can be no guarantee that investment decisions made by the Manager will produce the desired results. The Fund, as a shareholder of the Underlying Fund, indirectly bears its proportionate share of any investment management fees and other expenses of the Underlying Fund.

Because the Fund may utilize futures pursuant to its MVP risk management process, the Fund also is subject to derivatives risk, including risks related to futures and options. Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. The value of options and futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them. Price movements are also influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary, and exchange control programs and policies of governments, and national and international political and economic events and policies. The cost of options is related, in part, to the degree of volatility of the underlying indices, securities, currencies, or other assets. Accordingly, options on highly volatile indices, securities, currency, or other assets may be more expensive than options on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® MVP Pyramis® Multi-Strategy Fund

Because the Fund invests primarily in the Underlying Fund, it is subject to the following risks associated with that investment:

•	Market Risk The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.
•	Interest Rate Risk Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.
•	Credit Risk The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.
•	Emerging Markets Risk Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.
•	Private Placed Securities Risk The Fund may invest in privately placed securities, which are subject to resale restrictions.
•	Call Risk If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.
•	Extension Risk If interest rates rise, debt securities may be paid in full more slowly than anticipated.
•	Foreign Risk Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.
•	Derivatives Risk Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.
•	Leveraging Risk The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
•	Portfolio Turnover The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.
•	Asset-Backed Securities Risk Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default of the underlying asset, particularly during periods of economic downturn.
•	Security Quality Risk The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as “high-yield risk” or “junk bond risk.”
•	Income Risk Falling interest rates may cause the Fund’s income to decline.
•	Liquidity Risk An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns.
•	Mortgage-Related and Other Asset-Backed Risk Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that back the security.
•	U.S. Government Obligations Risk Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
•	Real Estate Investments Risk The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.
•	Sovereign Debt Risk Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
•	Currency Risk Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.
•

Quantitative Investing Risk  The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® MVP Pyramis® Multi-Strategy Fund

analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Performance Information

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year and since its inception compare with those of a broad-based measure of market performance, the S&P 500 Index. The Fund’s performance also is compared to the Barclays U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to a Balanced Composite Index, which shows how the Fund’s performance compares with a composite index composed of the S&P 500 Index (40%) and the Barclays U.S. Aggregate Bond Index (60%) in proportions similar to the equity to fixed income allocation of the Fund.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your Contract. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

Prior to October 14, 2016, the Fund was known as the AZL MVP Franklin Templeton Founding Strategy Plus Fund and the Underlying Fund invested in different investments. Consequently, the performance information below may have been different if the Fund had been managed according to its current investment strategies prior to October 14, 2016.

Performance Bar Chart and Table

Calendar Year Total Return

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q4, 2013)	5.81%
Lowest (Q3, 2015)	-7.81%

Average Annual Total Returns

	One Year Ended December 31, 2015	Since Inception (4/30/12)
AZL® MVP Pyramis® Multi-Strategy Fund	-6.21%	5.27%
S&P 500 Index*	1.38%	13.33%
Barclays U.S. Aggregate Bond Index*	0.55%	1.93%
Balanced Composite Index*	1.20%	8.78%

*	Reflects no deduction for fees, expenses, or taxes.

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® MVP Pyramis® Multi-Strategy Fund

Management

Allianz Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund.

The Fund’s portfolio managers are: Brian Muench, CFA, president of the Manager and portfolio manager, since April 2012; Mark Glad, portfolio manager, since April 2013; and Brian Mong, CFA, portfolio manager, since October 2016.

Tax Information

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

Financial Intermediary Compensation

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary’s website for more information.

The Allianz Variable Insurance Products Fund of Funds Trust

Summary Prospectus	AZL® MVP Pyramis® Multi-Strategy Fund

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The Allianz Variable Insurance Products Fund of Funds Trust

The Allianz Variable Insurance Products Fund of Funds Trust